UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2007
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)
6500 Trowbridge Drive
El Paso, Texas 79905
(Address of principal executive offices)
(915) 775-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 1, 2007, Western Refining, Inc., (the “Company” or “Western”) filed a Current Report on Form 8-K to report the acquisition of Giant Industries, Inc. (“Giant”). The Form 8-K filed on June 1, 2007 is hereby being amended by adding Item 9.01 thereto to file the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The following audited Consolidated Financial Statements of Giant are included herein at Exhibit 99.1:
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2006 and 2005
Consolidated Statements of Operations for the Three Years Ended December 31, 2006
Consolidated Statements of Comprehensive Income for the Three Years Ended December 31, 2006
Consolidated Statements of Stockholders’ Equity for the Three Years Ended December 31, 2006
Consolidated Statements of Cash Flows for the Three Years Ended December 31, 2006
Notes to Consolidated Financial Statements
The following unaudited Consolidated Financial Statements of Giant are included herein at Exhibit 99.2:
Condensed Consolidated Balance Sheets (Unaudited) as of March 31, 2007 and December 31, 2006
Condensed Consolidated Statements of Earnings (Unaudited) for the Three Months Ended March 31, 2007 and 2006
Condensed Consolidated Statements of Comprehensive Income (Unaudited) for the Three Months Ended March 31, 2007 and 2006
Condensed Consolidated Statements of Cash Flows (Unaudited) for the Three Months Ended March 31, 2007 and 2006
Notes to Condensed Consolidated Financial Statements (Unaudited)
(b) Pro Forma Financial Information.
The following unaudited Pro Forma Condensed Combined Financial Statements are included herein at Exhibit 99.3:
Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2006
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Giant Industries, Inc.

99.2	Unaudited Condensed Consolidated Financial Statements of Giant Industries, Inc.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Western Refining, Inc. and Subsidiaries

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Scott D. Weaver
	Name:	Scott D. Weaver
	Title:	Chief Administrative Officer

Dated: August 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited Consolidated Financial Statements of Giant Industries, Inc.

99.2	Unaudited Condensed Consolidated Financial Statements of Giant Industries, Inc.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Western Refining, Inc. and Subsidiaries